PACIFIC SELECT FUND   Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending March 31, 2002

							Comparable Securities
			Securities Purchased		(1)			(2)
(1)	Name of Issuer         	Weyerhaeuser Co		Meadwestvaco		N/A

(2)	Description of  	Weyerhaeuser Co  	Meadwestvaco Co 	N/A
	Security		Corporate Debt		Corporate Debt
	(name, coupon, 		6.75%			6.85%
	maturity,		3/15/2012		4/1/2012
	subordination,
	common stock, etc.)
(3)	Date of Purchase	3/6/2002		3/26/2002		N/A
(4)	Unit Price		$99.35			$99.34			N/A
(5)	Current Yield		6.79%			6.90%			N/A
(6)	Yield to Maturity	6.84%			6.94%			N/A
(7)	Principal Amount of 	$1,750,000,000		$750,000,000		N/A
	Total Offering
(8)	Underwriting Spread	0.65%			0.65%			N/A

							Comparable Securities
			Securities Purchased		(1)			(2)
(9)	Names of Underwriters 	JP Morgan		JP Morgan 		N/A
				Morgan Stanley		Morgan Stanley
							Salomon
							Smith Barney

(10)	Years of Continuous Operation	3 years +	3 years +		N/A
(11)	Dollar Amount of Purchase	$17,386,950	$16,887,460		N/A
(12)	% of Offering Purchased by Fund	0.00100%	0.23000%		N/A
(13)	% of Offering Purchased 	0.00012%	0.36000%		N/A
	by Associated Funds
(14)	Sum of (12) and (13)		0.00220%	0.59000%		N/A
(15)	% of Fund Assets Applied 	0.20000%	0.10000%		N/A
	to Purchase
(16)	Name(s) of Underwriter(s) or 	Morgan Stanley	Merrill Lynch		N/A
	Dealer(s) from whom Purchased
(17)	Is Portfolio Manager a Manager 	Yes		Yes			N/A
	or Co-manager in Offering?





PACIFIC SELECT FUND   Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending March 31, 2002

Eligibility (check one):	Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			      X Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: May  8, 2002
						Signed: /s/ Jessie W. McPhoy
						Name:   Jessie W. McPhoy
						Title:    Vice President



PACIFIC SELECT FUND   Multi-Strategy  Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending March 31, 2002

							Comparable Securities
			Securities Purchased		(1)			(2)
(1)	Name of Issuer		Meadwestvaco Corp	Weyerhaeuser Co		N/A
(2)	Description of  	Meadwestvaco Corp 	Weyerhaeuser Co 	N/A
	Security		corporate Debt 		Corporate Debt
	(name, coupon 		6.85%			6.75%
	matururity,		4/01/2012		3/15/2012
	subordination
	common stock, etc.)
(3)	Date of Purchase	3/26/2002		3/6/2002		N/A
(4)	Unit Price		$99.34			$99.35			N/A
(5)	Current Yield		6.90%			6.79%			N/A
(6)	Yield to Maturity	6.94%			6.84%			N/A
(7)	Principal Amount of 	$750,000,000		$1,750,000,000		N/A
	Total Offering
(8)	Underwriting Spread	0.65%			0.65%			N/A

(9)	Names of Underwriters 	Merrill Lynch		JP Morgan		N/A
							Morgan Stanley

(10)	Years of Continuous 	3 years +		3 years+		N/A
	Operation
(11)	Dollar Amount of 	$16,887,460		$17,386,950		N/A
	Purchase
(12)	% of Offering 		0.230%			0.0010%			N/A
(13)	% of Offering Purchased 0.360%			0.00012%			N/A
	by Associated Funds
(14)	Sum of (12) and (13)	0.590%			0.0022%			N/A
	Purchased by Fund
(15)	% of Fund Assets	0.100%			0.2000%			N/A
	Applied to Purchase
(16)	Name(s) of Underwriter	Merrill Lynch		Morgan Stanley		N/A
	(s) or Dealer(s) from
	whom Purchased
(17)	Is Portfolio Manager  	Yes			Yes			N/A
	a Manager or Co-manager in Offering?





PACIFIC SELECT FUND - Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending March 31, 2002

Eligibility (check one):	X Registered public offering
				  Eligible Municipal Security
				  Eligible Foreign Offering
				  Eligible Rule 144A Offering

	 			  Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: May  8, 2002					Signed: /s/ Jessie W. McPhoy
							Name:   Jessie W. McPhoy
							Title:    Vice President



PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending March 31, 2002

								Comparable Securities
				Securities Purchased	(1)			(2)
(1)	Name of Issuer          General Electric 	TYCO Intl Group		N/A
				Cap Corp
(2)	Description of Security General Electric   	TYCO Intl Group 	N/A
	(name, coupon, maturity,Cap Corp
	subordination,		Corporate Bond 		Corporate Bond
	common stock, etc.)	5.88%			6.38%
				2/15/2012		10/15/2011

(3)	Date of Purchase	2/12/2002		N/A			N/A
(4)	Unit Price		$99.55			$99.97			N/A
(5)	Current Yield		5.90%			6.38%			N/A
(6)	Yield to Maturity	5.94%			6.38%			N/A
(7)	Principal Amount of 	$2,250,000,000		$1,500,000,000		N/A
	Total Offering
(8)	Underwriting Spread	0.43%			0.65%			N/A

(9)	Names of Underwriters 	Deutsche Banc		N/A			N/A
				Alex Brown,
				GECC Capital Markets Group,
				Goldman Sachs,
				Lehman Brothers,
				Merrill Lynch,JP Morgan,
				Salomon Smith Barney,
				UBS Warburg

(10)	Years of Continuous 	3 years +		N/A			N/A
	Operation
(11)	Dollar Amount of 	$254,355,360		N/A			N/A
	Purchase
(12)	% of Offering 		0.113%			N/A			N/A
	Purchased by Fund
(13)	% of Offering Purchased	0.423%			N/A			N/A
	by Associated Funds
(14)	Sum of (12) and (13)	0.536%			N/A			N/A
(15)	% of Fund Assets 	0.500%			N/A			N/A
	Applied to Purchase
(16)	Name(s) of Underwriter 	Lehman Brothers		N/A			N/A
	(s) or Dealer(s) from
	whom Purchased
(17)	Is Portfolio Manager  	Yes			N/A			N/A
	a Manager or Co-manager in Offering?


PACIFIC SELECT FUND   Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending March 31, 2002

Eligibility (check one):	 X Registered public offering
				   Eligible Municipal Security
				   Eligible Foreign Offering
				   Eligible Rule 144A Offering

	 			   Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's
Rule 10f-3 Procedures.


Date: May  8, 2002				Signed: /s/ Jessie W. McPhoy
						Name:   Jessie W. McPhoy
						Title:    Vice President



PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending March 31, 2002

							Comparable Securities
				Securities Purchased	(1)			(2)

(1)	Name of Issuer          General Mills Inc	Kraft Foods Inc		N/A
(2)	Description of Security	General Mills Inc 	Kraft Foods Inc	N/A	N/A
	(name, coupon, maturity,Corporate Debt6.00%	Corporate Debt5.63%
	subordination, common	2/15/2012		11/1/2011
	stock, etc.)
(3)	Date of Purchase	2/13/2002		10/30/2001		N/A
(4)	Unit Price		$99.67			$97.11			N/A
(5)	Current Yield		6.02%			5.63%			N/A
(6)	Yield to Maturity	6.56%			6.11%			N/A
(7)	Principal Amount of  	$2,000,000,000		$2,000,000,000		N/A
	Total Offering
(8)	Underwriting Spread	0.45%			0.45%			N/A

(9)	Names of Underwriters 	Barclays Capital,	JP Morgan,		N/A
				Deutsche Banc, 		Lehman Brothers,
				Alex Brown,		Salomon Smith Barney
				Salomon Smith Barney

(10)	Years of Continuous 	3 years +		N/A			N/A
	Operation
(11)	Dollar Amount of 	$78,239,380		N/A			N/A
	Purchase
(12)	% of Offering 		0.05%			N/A			N/A
	Purchased by Fund
(13)	% of Offering Purchased 0.84%			N/A			N/A
	by Associated Funds
(14)	Sum of (12) and (13)	0.09%			N/A			N/A
(15)	% of Fund Assets  	0.98%			N/A			N/A
	Applied to Purchase
(16)	Name(s) of Underwriter	Deutsche Morgan 	N/A			N/A
	(s) or Dealer(s) from 	Grenfell
	whom Purchased
(17)	Is Portfolio Manager a Manager	Yes		N/A			N/A
	or Co-manager in Offering?


PACIFIC SELECT FUND   Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending March 31, 2002

Eligibility (check one):	 x Registered public offering
				   Eligible Municipal Security
				   Eligible Foreign Offering
				   Eligible Rule 144A Offering

	 			   Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's
Rule 10f-3 Procedures.

Date: May  8, 2002
							Signed: /s/ Jessie W. McPhoy
							Name:  Jessie W. McPhoy
							Title:    Vice President



PACIFIC SELECT FUND   I-Net Tollkeeper Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending March 31, 2002

						Comparable Securities
			Securities Purchased	(1)		(2)		(3)
(1)	Name of Issuer          Metro-Goldwyn 	Entercom 	Aramark		Cornell
				Mayer, Inc.	Communication	Corporation	Companies
(2)	Description of Security Metro-Goldwyn 	Entercom 	Aramark		Cornell
	(name, coupon, 		Mayer, Inc.	Communication	Corporation	Companies
	maturity,		Common 	Stock	Common 	Stock	Common 	Stock	Common 	Stock
	subordination,
	common stock, etc.)
(3)	Date of Purchase	03/13/2002	02/27/2002	12/10/2001	11/30/2001
(4)	Unit Price		$16.50		$51.25		$23.00		$14.00
(5)	Current Yield		N/A		N/A		N/A		N/A
(6)	Yield to Maturity	N/A		N/A		N/A		N/A
(7)	Principal Amount of	$174,075,000	$179,375,000	$690,000,000	$42,000,000
	Total Offering (shares)
(8)	Underwriting Spread	$0.83		$2.31		$1.27		$0.98

(9)	Names of Underwriters
				Goldman Sachs,	Deutsche Banc	Goldman Sachs,	Lehman
				Banc of America,Alex Brown,	Morgan Stanley,	Brothers,
				Gerard Klauer 	CSFB,		JP Morgan,	Jefferies
				Mattison, 	Banc of America,Salomon Smith 	& Company,
				JP Morgan, 	Goldman Sachs,	Barney,		First Analysis
				Salomon Smith 	JP Morgan	Wachovia 	Securities
				Barney,				Securities	Corp
				UBS Warburg
(10)	Years of Continuous 	3 years +	3 years +	3 years +	3 years +
	Operation
(11)	Dollar Amount of 	$130,845	N/A		N/A		N/A
	Purchase
(12)	% of Offering 		0.075%		N/A		N/A		N/A
	Purchased by Fund
(13)	% of Offering 		0.780%		N/A		N/A		N/A
	Purchased by Associated
	Funds
(14)	Sum of (12) and (13)	0.856%		N/A		N/A		N/A
(15)	% of Fund Assets  	0.201%		N/A		N/A		N/A
	Applied to Purchase
(16)	Name(s) of Underwriter 	Salomon Smith 	N/A		N/A		N/A
	(s) or Dealer(s) from	Barney
	whom Purchased
(17)	Is Portfolio Manager a Manager 	Yes	N/A		N/A		N/A
	or Co-manager in Offering?




PACIFIC SELECT FUND   I-Net Tollkeeper Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending March 31, 2002

Eligibility (check one):	 X Registered public offering
				   Eligible Municipal Security
				   Eligible Foreign Offering
				   Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):


X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

x	the securities were sold in an Eligible Rule 144A Offering;
 	compliance with the first condition, above, regarding time and price.

	Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: April 22, 2002
							Signed: /s/ HEhlers
							Name:   Herb Ehlers
							Title:  Managing Director


PACIFIC SELECT FUND  Managed Bond Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending March 31, 2002

							Comparable Securities
			Securities Purchased	(1)		(2)		(3)
(1)	Name of Issuer		Sprint		Rotech		Panamsat	Magnum Hunter
(2)	Description of Security
	(name, coupon,		Sprint Capital	Rotech Health-	Panamsat Corp.	Private
	maturity, 		Corp. 144A 	care 144A 	Sr Nt 		Placement
	subordination,		8.75% 		9.50% 		8.50%		9.60%
	common stock, etc.)	3/15/2032	4/1/2012	2/1/2012	3/15/2012

(3)	Date of Purchase	3/8/2002	3/15/2002	1/25/2002	3/13/2002
(4)	Unit Price		99.44		100.00		100.00		100.00
(5)	Current Yield		8.96%		9.50%		8.50%		9.60%
(6)	Yield to Maturity	9.03%		9.50%		8.50%		9.60%
(7)	Principal Amount of 	$2,000,000,000	$300,000,000	$800,000,000	$300,000,000
	Total Offering
(8)	Underwriting Spread	307 bp		415 bp		342 bp		432 bp
				spread vs 	spread vs	spread vs	spread vs
				Treasury 5 3/8% Treasury 4 7/8%	Treasury 4 7/8%	Treasury 4 7/8%
				2/2031	    	2/2012	   	8/2011	  	2/2012

(9)	Names of Underwriters
				Deutsche Bank	Goldman Sachs,	CS First Boston,Deutsche Bank
				Alex Brown, 	UBS Warburg,	Deutsche Bank	Alex Brown,
				Salomon Smith 	Deutsche Bank	Alex Brown	CIBC World
				Barney, UBS 	Alex Brown			Markets,
				Warburg						Lehman Brothers
(10)	Years of Continuous 	3 years +	3 years +	3 years +	3 years +
	Operation
(11)	Dollar Amount of 	$2,486,075	N/A		N/A		N/A
	Purchase
(12)	% of Offering 		0.13%		N/A		N/A		N/A
	Purchased by Fund
(13)	% of Offering 		1.70%		N/A		N/A		N/A
	Purchased by Associated
	Funds
(14)	Sum of (12) and (13)	1.83%		N/A		N/A		N/A
(15)	% of Fund Assets 	0.08%		N/A		N/A		N/A
	Applied to Purchase
(16)	Name(s) of UnderwriterUBS Warburg	N/A		N/A		N/A
	(s) or Dealer(s) from
	whom Purchased
(17)	Is Portfolio Manager	No		No		No		No
	a Manager or Co-manager in Offering?

PACIFIC SELECT FUND  Managed Bond Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending March 31, 2002

Eligibility (check one):	  Registered public offering
				  Eligible Municipal Security
				  Eligible Foreign Offering
				X Eligible Rule 144A Offering

	 			  Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day
	on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's
Rule 10f-3 Procedures.

Date: April 17, 2002
							Signed: /s/ John L. Hague
							Name:   John L. Hague																		Title:    Managing Director
							Title:	Managing Director


PACIFIC SELECT FUND   Managed Bond Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending March 31, 2002

						Comparable Securities
			Securities Purchased		(1)		(2)		(3)
(1)	Name of Issuer		Sprint		Rotech		Panamsat	Magnum Hunter
(2)	Description of Security
				Sprint Capital	Rotech Health-	Panamsat Corp.	Magnum Hunter
	(name, coupon,		Corp. 144A  	care Inc. 144A 	Sr Nt 		Private Placement
	maturity,		8.37% 		9.50%		8.50%		9.60%
	subordination,		3/15/2012	4/1/2012	2/1/2012	3/15/2012
	common stock, etc.)
(3)	Date of Purchase	3/8/2002	3/15/2002	1/25/2002	3/13/2002
(4)	Unit Price		99.85		100.00		100.00		100.00
(5)	Current Yield		8.37%		9.50%		8.50%		9.60%
(6)	Yield to Maturity	8.43%		9.50%		8.50%		9.60%
(7)	Principal Amount of 	$2,000,000,000	$300,000,000	$800,000,000	$300,000,000
	Total Offering
(8)	Underwriting Spread	307 bp		415 bp		342 bp		432 bp
				spread vs 	spread vs	spread vs	spread vs
				Treasury 4 7/8% Treasury 4 7/8%	Treasury 4 7/8%	Treasury 4 7/8%
				2/2012	    	2/2012	   	8/2011	   	2/2012

(9)	Names of Underwriters 	Deutsche Bank	Goldman Sachs,	CSFB,		Deutsche Bank
				Alex Brown, 	UBS Warburg,	Deutsche Bank	Alex Brown,
				Salomon Smith 	Deutsche Bank,	Alex Brown	CIBC World Markets,
				Barney, UBS 	Alex Brown			Lehman Brothers
				Warburg
(10)	Years of Continuous 	3 years +	3 years +	3 years +	3 years +
	Operation
(11)	Dollar Amount of 	$499,265	N/A		N/A		N/A
	Purchase
(12)	% of Offering 		0.03%		N/A		N/A		N/A
	Purchased by Fund
(13)	% of Offering 		2.85%		N/A		N/A		N/A
	Purchased by Associated Funds
(14)	Sum of (12) and (13)	2.88%		N/A		N/A		N/A
(15)	% of Fund Assets 	0.02%		N/A		N/A		N/A
	Applied to Purchase
(16)	Name(s) of Underwriter	Salomon Smith Barney	N/A	N/A		N/A
	(s) or Dealer(s) from whom Purchased
(17)	Is Portfolio Manager a 	No		No		No		No
	Manager or Co-manager in Offering?


PACIFIC SELECT FUND    Managed Bond Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending March 31, 2002

Eligibility (check one):	   Registered public offering
				   Eligible Municipal Security
				   Eligible Foreign Offering
				X  Eligible Rule 144A Offering

	 	Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: April 17, 2002				Signed: /s/ John L. Hague
						Name:   John L. Hague
			           		Title:  Managing Director



PACIFIC SELECT FUND    Managed Bond Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending March 31, 2002

						Comparable Securities
			Securities Purchased	(1)		(2)		(3)
(1)	Name of Issuer		Dynergy		Rotech		Panamsat	Magnum Hunter
(2)	Description of Security Dynergy 	Rotech Health-	Panamsat 	Magnum Hunter
	(name, coupon,		Holdings Inc.	care Inc.	Corp.
	maturity,		Note 		144A		Sr Nt		Private Placement
	subordination,		8.75% 2/15/2012	9.50% 4/1/2012	8.50% 2/1/2012	9.60% 3/15/2012
	common stock, etc.)
(3)	Date of Purchase	2/15/2002	3/15/2002	1/25/2002	3/13/2002
(4)	Unit Price		100.00		100.00		100.00		100.00
(5)	Current Yield		8.25%		9.50%		8.50%		9.60%
(6)	Yield to Maturity	7.85%		9.50%		8.50%		9.60%
(7)	Principal Amount of 	$500,000,000	$300,000,000	$800,000,000	$300,000,000
	Total Offering
(8)	Underwriting Spread	387.5 basis 	415 basis	342 basis	432 basis
				point spread 	point spread	point spread	point spread
				vs Treasury 	vs Treasury	vs Treasury	vs Treasury
				4 7/8% 2/2012	4 7/8%  2/2012	4 7/8% 8/2011	4 7/8% 2/2012

PACIFIC SELECT FUND   Managed Bond Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending March 31, 2002

						Comparable Securities
			Securities Purchased	(1)		(2)		(3)
(9)	Names of Underwriters
				Deutsche Bank	Goldman Sachs,	CS First Boston,Deutsche Bank
				Alex Brown,	UBS Warburg,	Deutsche Bank	Alex Brown,
				Banc of America	Deutsche Bank	Alex Brown	CIBC World Markets,
				Securities, ABN	Alex Brown			Lehman Brothers
				Amro, CSFB
(10)	Years of Continuous 	3 years +	3 years +	3 years +	3 years +
	Operation
(11)	Dollar Amount of 	$5,900,000	N/A		N/A		N/A
	Purchase
(12)	% of Offering 		1.18%		N/A		N/A		N/A
	Purchased by Fund
(13)	% of Offering s		15.64%		N/A		N/A		N/A
	Purchased by Associated
	Fund
(14)	Sum of (12) and (13)	16.82%		N/A		N/A		N/A
(15)	% of Fund Assets 	0.24%		N/A		N/A		N/A
	Applied to Purchase
(16)	Name(s) of Underwriter	Banc of America Securities	N/A	N/A	N/A
	(s) or Dealer(s) from
	whom Purchased
(17)	Is Portfolio Manager 	No		No		No		No
	a Manager or Co-manager in Offering?


PACIFIC SELECT FUND  Managed Bond Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending March 31, 2002

Eligibility (check one):	X Registered public offering
				  Eligible Municipal Security
				  Eligible Foreign Offering
				  Eligible Rule 144A Offering

	 			  Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):
X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: April 17, 2002
								Signed: /s/ John L. Hague
								Name:   John L. Hague																		Title:    Managing Director
								Title: 	Managing Director




PACIFIC SELECT FUND    Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending June 30, 2002

							Comparable Securities
				Securities Purchased	(1)		(2)		(3)

(1)	Name of Issuer		United Technologies 	Lockheed  	Boeing Corp	Raytheon Corp
				Corp			Martin Corp
(2)	Description of Security	United Technologies	Lockheed 	Boeing 		Raytheon
	(name, coupon,		Corp.			Martin Corp.	Corp		Corp
	maturity, 		6.10% 			7.45% 		6.5% 		6.55%
	subordination,		15-May-2012		15-June-2004	15-Feb-2012	15-Mar-2010
	common stock, etc.)
(3)	Date of Purchase	4/24/02			N/A		N/A		N/A
(4)	Unit Price		$99.808			$99.818		$105.28		$102.388
(5)	Current Yield		6.11%			7.46%		6.17%		6.39%
(6)	Yield to Maturity	5.79%			6.08%		5.78%		6.15%
(7)	Principal Amount of 	$500,000,000		$550,000,000	$750,000,000	$300,000,000
	Total Offering
(8)	Underwriting Spread	0.65%			0.625%		0.45%		0.675%

(9)	Names of Underwriters 	Salomon Smith Barney,	CSFB,		Goldman Sachs,	CSFB,
				Goldman Sachs,		Bear Stearns,	Merrill Lynch,	Morgan Stanley,
				HSBC, JP Morgan,	Goldman Sachs,	Banc of America,Goldman Sachs,
				Banc of America,	Merrill Lynch,	Banc One,	Merrill Lynch,
				Banc One Capital 	Morgan Stanley 	CS First Boston	J.P. Morgan,
				Markets, Caboto 	& Co				Bear Stearns,
				IntesaBci, Deutsche					Chase Securities,
				Bank, Fleet Securities					Lehman Brothers,
											Salomon Smith Barney
(10)	Years of Continuous 	3 years +		3 years +	3 years +	3 years +
	Operation
(11)	Dollar Amount of 	$529,072.50		N/A		N/A		N/A
	Purchase
(12)	% of Offering 		0.106%			N/A		N/A		N/A
	Purchased by Fund
(13)	% of Offering Purchased 0.706%			N/A		N/A		N/A
	by Associated Funds
(14)	Sum of (12) and (13)	0.812%			N/A		N/A		N/A
(15)	% of Fund Assets 	0.0545%			N/A		N/A		N/A
	Applied to Purchase
(16)	Name(s) of Underwriter	Salomon Brothers Inc.	N/A		N/A		N/A
	(s) or Dealer(s)
	from whom Purchased
(17)	Is Portfolio Manager a 	Yes			N/A		N/A		N/A
	Manager or Co-manager in Offering?




PACIFIC SELECT FUND    Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending June 30, 2002

Eligibility (check one):	X Registered public offering
				  Eligible Municipal Security
				  Eligible Foreign Offering
				  Eligible Rule 144A Offering

				Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: July 30, 2002
						Signed: /s/ Jessie W. McPhoy
						Name:   Jessie W. McPhoy
						Title:    Vice President



PACIFIC SELECT FUND    Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending June 30, 2002

							Comparable Securities
				Securities Purchased	(1)		(2)		(3)

(1)	Name of Issuer		Household Finance 	CIT Group 	Countrywide 	Capital One
				Corp			Inc		Finance Corp	Financial Corp
(2)	Description of Security	Household Finance	CIT Group	Countrywide	Capital One
	(name, coupon,		Corp			Inc		Finance	Corp	Financial Corp
	maturity,		Eligible 144A		Corporate Debt	Corporate Debt	Corporate Debt
	subordination		7.00% 			7.750% 		6.00%		7.125%
	common stock, etc.)	15-May-2012		02-Apr-2012	22-Dec-2010	01-Aug-2008

(3)	Date of Purchase	5/15/02			N/A		N/A		N/A
(4)	Unit Price		$99.289			$100.7873	$99.5272	$94.6046
(5)	Current Yield		7.05%			7.69%		6.03%		7.53%
(6)	Yield to Maturity	7.02%			7.53%		6.072%		8.29%
(7)	Principal Amount of 	$1,750,000,000		$1,250,000,000	$10,000,000	$20,000,000
	Total Offering
(8)	Underwriting Spread	0.60%			0.45%		0.75%		1.061%

(9)	Names of Underwriters	CSFB,			Lehman Brothers,Lehman Brothers,J.P. Morgan
				Deutsche Bank,		Salomon Smith 	ABN Amro Inc.,	Chase Securities,
				Merrill Lynch		Barney,		Banc of America,Donaldson Lufkin
							CSFB,		Barclays,	& Jenrette,
							Goldman Sachs,	Bear Stearns	Lehman Brothers
							JP Morgan
(10)	Years of Continuous 	3 years +		3 years +	3 years +	3 years +
	Operation
(11)	Dollar Amount of	$621,809.90		N/A		N/A		N/A
	Purchase
(12)	% of Offering 		0.0355%			N/A		N/A		N/A
	Purchased by Fund
(13)	% of Offering Purchased 0.272%			N/A		N/A		N/A
	by Associated Funds
(14)	Sum of (12) and (13)	0.3075%			N/A		N/A		N/A
(15)	% of Fund Assets 	0.0704%			N/A		N/A		N/A
	Applied to Purchase
(16)	Name(s) of Underwriter	Deutsche Morgan		N/A		N/A		N/A
	(s) or Dealer(s) from
	whom Purchased
(17)	Is Portfolio Manager 	Yes			N/A		N/A		N/A
	a Manager or Co-manager in Offering?




PACIFIC SELECT FUND    Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending June 30, 2002



Eligibility (check one):	 x Registered public offering
				   Eligible Municipal Security
				   Eligible Foreign Offering
				   Eligible Rule 144A Offering

	 			   Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's
Rule 10f-3 Procedures.


Date: July 30, 2002				Signed: /s/ Jessie W. McPhoy
						Name:   Jessie W. McPhoy
						Title:  Vice President





PACIFIC SELECT FUND   Multi Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending June 30, 2002

							Comparable Securities
				Securities Purchased	(1)		(2)		(3)
(1)	Name of Issuer          Valero Energy  		Sunoco Inc	DTE Energy 	Progress
				Corp					Co		Energy
(2)	Description of Security Valero Energy 		Sunoco  	DTE Energy Co	Progress
	(name, coupon,		Corp			Inc				Energy
	maturity,		Corporate Debt		Corporate Debt	Corporate Debt	Corporate Debt
	subordination,		6.87%		        6.75%		7.05%		7.1%
	common stock, etc.)	26-March-2012		11-Apr-2011	1-June-2011	1-March-2011
(3)	Date of Purchase	4/10/02			N/A		N/A		N/A
(4)	Unit Price		$99.808			$99.776		$107.5		$108.33
(5)	Current Yield		6.89%			6.76%		6.56%		6.55%
(6)	Yield to Maturity	6.46%			6.5%		6.01%		5.92%
(7)	Principal Amount of 	$750,000,000		$200,000,000	$600,000,000	$1,250,000,000
	Total Offering
(8)	Underwriting Spread	0.65%			0.65%		0.65%		0.65%

(9)	Names of Underwriters
				CSFB, J.P. Morgan,	CSFB,		Goldman Sachs,	Merrill Lynch,
				Banc of America,	Lehman Brothers,UBS Warburg,	Salomon Smith
				Lehman Brothers,	Salomon Smith	Banc One	Barney, J.P. Morgan,
				Morgan Stanley, 	Barney,		Capital Markets	Banc of America,
				Salomon Smith 		First Union	Barclays Capital,Banc One
				Barney, ABN AMRO,	Securities,	J.P. Morgan,	Capital Markets,
				Howard Weil, 		McDonald 	Salomon Smith	First Union
				Sanders Morris	 	Investments   	Barney, Williams Securities,
									Capital Group 	Tokyo-Mitsubishi

(10)	Years of Continuous 	3 years +		3 years+	3 years +	3 years +
	Operation
(11)	Dollar Amount of 	$479,083.20		N/A		N/A		N/A
	Purchase
(12)	% of Offering 		0.0266%			N/A		N/A		N/A
	Purchased by Fund
(13)	% of Offering		0.3216%			N/A		N/A		N/A
	Purchased by Associated Funds
(14)	Sum of (12) and (13)	0.3482%			N/A		N/A		N/A
(15)	% of Fund Assets 	0.0487%			N/A		N/A		N/A
	Applied to Purchase
(16)	Name(s) of Underwriter	Morgan Stanley		N/A		N/A		N/A
	(s) or Dealer(s) from
	whom Purchased
(17)	Is Portfolio Manager 	Yes			N/A		N/A		N/A
 	a Manager or Co-manager in Offering?



PACIFIC SELECT FUND    Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending June 30, 2002


Eligibility (check one):	 x Registered public offering
				   Eligible Municipal Security
				   Eligible Foreign Offering
				   Eligible Rule 144A Offering

	 			   Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's
Rule 10f-3 Procedures.


Date: July 30, 2002

						Signed: /s/ Jessie W. McPhoy
						Name:   Jessie W. McPhoy
						Title:    Vice President







PACIFIC SELECT FUND    Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending June 30, 2002

						Comparable Securities
			Securities Purchased	(1)		(2)			(3)

(1)	Name of Issuer		El Paso Corp	Premcor Inc	Tesoro Petroleum Corp	N/A
(2)	Description of Security El Paso Corp	Premcor Inc	Tesoro Petroleum Corp
	(name, coupon,		Common Stock	Common stock	Common stock		N/A
	maturity,
	subordination,
	common stock, etc.)
(3)	Date of Purchase	06/20/02	N/A		N/A			N/A
(4)	Unit Price		$19.95		$24.00		$11.25			N/A
(5)	Current Yield		N/A		N/A		N/A			N/A
(6)	Yield to Maturity	N/A		N/A		N/A			N/A
(7)	Principal Amount 	$93,475,915	$405,000,000	$213,800,000		N/A
	of Total Offering
(8)	Underwriting Spread	$0.60		$1.50		$0.56			N/A

(9)	Names of Underwriters 	CS First Boston,CS First Boston	Lehman Brothers,	N/A
				J.P. Morgan,	J.P. Morgan,	Goldman Sachs,
				Banc of America,Bear Stearns,	Friedman Billings
				Lehman Brothers,Morgan Stanley,	Ramsey
				Morgan Stanley,	Salomon Smith
				Salomon Smith	Barney,
				Barney		Deutsche Bank
(10)	Years of Continuous	3 years +	3 years +	3 years +		N/A
	Operation
(11)	Dollar Amount of 	$365,085	N/A		N/A			N/A
	Purchase
(12)	% of Offering 		0.391%		N/A		N/A			N/A
	Purchased by Fund
(13)	% of Offering 		2.975%		N/A		N/A			N/A
	Purchased by Associated Funds
(14)	Sum of (12) and (13)	3.366%		N/A		N/A			N/A
(15)	% of Fund Assets 	0.043%		N/A		N/A			N/A
	Applied to Purchase
(16)	Name(s) of Underwriter	CS First Boston	N/A		N/A			N/A
	(s) or Dealer(s) from
	whom Purchased
(17)	Is Portfolio Manager a 	Yes		N/A		N/A			N/A
	Manager or Co-manager in Offering?

PACIFIC SELECT FUND    Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending June 30, 2002



Eligibility (check one):	 x Registered public offering
				   Eligible Municipal Security
				   Eligible Foreign Offering
				   Eligible Rule 144A Offering

	 			   Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's
Rule 10f-3 Procedures.


Date: July  30, 2002
						Signed: /s/ Jessie W. McPhoy
						Name:   Jessie W. McPhoy
						Title:    Vice President






PACIFIC SELECT FUND    Large-Cap Value Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending June 30, 2002


								Comparable Securities
				Securities Purchased	(1)		(2)		(3)

(1)	Name of Issuer		American Electric 	Premcor Inc	Tsakos Energy
				Power Company, Inc		 	Navigation Ltd	N/A
(2)	Description of Security	American Electric 	Premcor Inc	Tsakos Energy
	(name, coupon		Power Company, Inc		 	Navigation Ltd	N/A
	maturity,		Common Stock		Common Stock	Common Stock	N/A
	subordination,
	common stock etc.)
(3)	Date of Purchase	06/05/02		N/A		N/A		N/A
(4)	Unit Price		$40.90			$24.00		$15.00		N/A
(5)	Current Yield		N/A			N/A		N/A		N/A
(6)	Yield to Maturity	N/A			N/A		N/A		N/A
(7)	Principal Amount of 	$654,400,000		$432,000,000 	$95,250,000 	N/A
	Total Offering
(8)	Underwriting Spread	$0.737			$1.50		$1.01		N/A

(9)	Names of Underwriters 	Goldman Sachs & Co,	CS First Boston,J.P. Morgan,	N/A
				J.P. Morgan,		J.P. Morgan,	Jefferies &
				Salomon Smith Barney	Bear Stearns,	Company,
							Morgan Stanley,	Sunrise
							Salomon Smith 	Securities,
							Barney, 	Alpha Finance
							Deutsche Bank	U.S. Corp
(10)	Years of Continuous 	3 years +		3 years +	3 years +	N/A
	Operation
(11)	Dollar Amount of 	$7,100,240		N/A		N/A		N/A
	Purchase
(12)	% of Offering 		1.085%			N/A		N/A		N/A
	Purchased by Fund
(13)	% of Offering 		4.071%			N/A		N/A		N/A
	Purchased by Associated
	Funds
(14)	Sum of (12) and (13)	5.156%			N/A		N/A		N/A
(15)	% of Fund Assets 	0.644%			N/A		N/A		N/A
	Applied to Purchase
(16)	Name(s) of Underwriter	Goldman Sachs & Co	N/A		N/A		N/A
	(s) or Dealer(s) from
	whom Purchased
(17)	Is Portfolio Manager a 	Yes			N/A		N/A		N/A
	Manager or Co-manager in Offering?





PACIFIC SELECT FUND	Large-Cap Value Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending June 30, 2002




Eligibility (check one):	 x Registered public offering
				   Eligible Municipal Security
				   Eligible Foreign Offering
				   Eligible Rule 144A Offering

	 			   Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's
Rule 10f-3 Procedures.


Date: 7/17/02					Signed:	 /s/ Prumiys Dulger
						Name:	Prumiys Dulger
						Title:	Senior Compliance Analyst






PACIFIC SELECT FUND	Large-Cap Value Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending June 30, 2002


								Comparable Securities
				Securities Purchased	(1)		(2)		(3)

(1)	Name of Issuer		El Paso Corp	 	Premcor Inc	Tsakos Energy
								 	Navigation Ltd	N/A
(2)	Description of Security	El Paso Corp	 	Premcor Inc	Tsakos Energy
	(name, coupon,						 	Navigation Ltd	N/A
	maturity,		Common Stock		Common Stock	Common Stock	N/A
	subordination,
	common stock, etc.)
(3)	Date of Purchase	06/20/02		N/A		N/A		N/A
(4)	Unit Price		$19.95			$24.00		$15.00		N/A
(5)	Current Yield		N/A			N/A		N/A		N/A
(6)	Yield to Maturity	N/A			N/A		N/A		N/A
(7)	Principal Amount of 	$113,580,000		$432,000,000 	$95,250,000 	N/A
	Total Offering
(8)	Underwriting Spread	$0.60			$1.50		$1.01		N/A

(9)	Names of Underwriters 	CS First Boston,	CS First Boston,J.P. Morgan	N/A
				J.P. Morgan,		J.P. Morgan,	Chase,
				Salomon Smith Barney,	Bear Stearns,	Jefferies
				Banc of America,	Morgan Stanley,	& Company Inc,
				Lehman Brothers,	Salomon Smith 	Sunrise
				Morgan Stanley,		Barney, 	Securities Corp,
				Salomon Smith Barney	Deutsche Bank	Alpha Finance
									U.S. Corp
(10)	Years of Continuous 	3 years +		3 years +	3 years +	N/A
	Operation
(11)	Dollar Amount of 	$1,985,025		N/A		N/A		N/A
	Purchase
(12)	% of Offering 		0.221%			N/A		N/A		N/A
	Purchased by Fund
(13)	% of Offering 		0.39%			N/A		N/A		N/A
	Purchased by Associated Funds
(14)	Sum of (12) and (13)	0.611%			N/A		N/A		N/A
(15)	% of Fund Assets 	0.194%			N/A		N/A		N/A
	Applied to Purchase
(16)	Name(s) of Underwriter	CS First Boston		N/A		N/A		N/A
	(s) or Dealer(s) from
	whom Purchased
(17)	Is Portfolio Manager a 	Yes			N/A		N/A		N/A
	Manager or Co-manager
	in Offering?



PACIFIC SELECT FUND	Large-Cap Value Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending June 30, 2002




Eligibility (check one):	 x Registered public offering
				   Eligible Municipal Security
				   Eligible Foreign Offering
				   Eligible Rule 144A Offering

	 			   Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's
Rule 10f-3 Procedures.


Date: 7/17/02

					Signed:	 /s/ Prumiys Dulger
					Name:	Prumiys Dulger
					Title:	Senior Compliance Analyst